906 Certification

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officer of Great Expectations, Inc., a Colorado corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the year ended October 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 4, 2004

/s/Raphael Solot
---------------------------------
Raphael Solot
Chief Executive Officers
Chief Financial Officer